UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21636

First Trust/Aberdeen Global Opportunity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust/abrdn
Global Opportunity Income Fund (FAM)
(formerly known as First Trust/Aberdeen Global Opportunity Income Fund)
Semi-Annual Report
For the Six Months Ended
June 30, 2022

First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2022
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or abrdn Inc. (“abrdn” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/abrdn Global Opportunity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and abrdn are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Letter from the Chairman and CEO
June 30, 2022
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust/abrdn Global Opportunity Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended June 30, 2022.
The trillions of dollars of stimulus funneled into the U.S. financial system by the Federal government throughout the bulk of the coronavirus (“COVID-19”) pandemic was effective in bolstering economic activity, as reflected by some impressive gross domestic product (“GDP”) statistics. It also fueled inflation. I will touch on that angle as well. Data from the U.S. Bureau of Economic Analysis indicates that annualized real GDP growth rates over the four quarters comprising 2021 were 6.3%, 6.7%, 2.3% and 6.9%, respectively. It appears, however, that the upside from those stimulus dollars may be waning. In the first two quarters of 2022, the U.S. economy contracted. Real GDP declined by an annualized 1.6% in the first quarter and declined by an annualized 0.9% in the second quarter. Why the downturn? Well, the lion’s share of the stimulus programs for individuals ended in September 2021. The war between Russia and Ukraine, which commenced in late February 2022, China’s COVID-19 shutdown this year and the ongoing supply chain bottlenecks have also provided a drag on the global economy and securities markets, in my opinion. While the standard definition of a recession is two consecutive quarters of negative GDP growth, the official arbiter of declaring recessions in the U.S. belongs to the National Bureau of Economic Research, and it factors in additional economic indicators in its evaluation process. Even if we were to experience a recession, it does not necessarily mean it will be deep in scope. Currently, the Federal Reserve (the “Fed”) is still hoping to orchestrate a soft landing for the economy, though it admits it will be challenging.
In addition to the recent decline in economic activity, the financial media is paying a good deal of attention to the inverted yield curve in the Treasury market, particularly the spread between the yields on the 2-Year and 10-Year Treasury Note (“T-Note”). As of July 27, 2022, the closing yield on the 2-Year T-Note was 3.00%, 21 basis points (“bps”) above the 2.79% yield on the 10-Year T-Note. The current inversion has only been in play in earnest since July 5, 2022. Yields on shorter-maturity bonds should be lower than those further out on the curve. For the 30-year period ended July 27, 2022, the average yield on the 10-Year T-Note was 113 bps higher than the average yield on the 2-Year T-Note. Historically, such inversions have portended that a recession is likely to arrive in the next 12-24 months. At its meeting on July 27, 2022, the Fed raised the Federal Funds target rate by 75 bps to combat the spike in inflation. The target rate currently sits at 2.50%, marking the upper bound of its 2.25% to 2.50% range. The Fed’s next meeting is scheduled for September 20-21, 2022.
In the current climate, the number one goal is to tame inflation. The Fed has made it clear that it is committed to doing so. The Consumer Price Index stood at a trailing 12-month rate of 9.1% in June 2022, its highest level since 1981. Surging inflation is the number one concern of Americans. It is certainly going to be a hot button issue in the upcoming mid-term elections in November. A recent CNN poll revealed that 75% of Americans consider inflation their top economic concern and only 25% approve of President Joe Biden’s efforts to curtail it. This dovetails into another concern: the markets. With respect to returns, on a year-to-date and 12-month basis, all the major domestic and foreign stock and bond indices were sitting in negative territory, based on their respective total returns through June 30, 2022. Sell-offs are a natural part of market cycles. We all know that prices do not go up in a straight line. As previously noted, the Fed, the economy and the markets are battling some significant headwinds. The good news is we know what they are. Suffice it to say, it will take some time to remedy them. Stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/abrdn Global Opportunity Income Fund (FAM)
“AT A GLANCE”
As of June 30, 2022 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FAM
Common Share Price	$6.05
Common Share Net Asset Value (“NAV”)	$6.72
Premium (Discount) to NAV	(9.97)%
Net Assets Applicable to Common Shares	$68,191,463
Current Monthly Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	11.90%
Current Distribution Rate on NAV(2)	10.71%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 6/30/22	1 Year Ended 6/30/22	5 Years Ended 6/30/22	10 Years Ended 6/30/22	Inception (11/23/04) to 6/30/22
Fund Performance(3)
NAV	-26.56%	-29.85%	-3.91%	-0.40%	3.56%
Market Value	-33.75%	-34.81%	-4.06%	-1.24%	2.68%
Index Performance
Blended Index(4)	-16.58%	-19.55%	-1.75%	-0.03%	3.17%
Bloomberg Global Emerging Markets Index	-18.50%	-19.81%	-0.85%	2.05%	4.95%
Bloomberg Global Aggregate Index	-13.92%	-15.25%	-0.55%	0.11%	2.17%

Fund Allocation	% of Net Assets
Foreign Sovereign Bonds and Notes	90.7%
Foreign Corporate Bonds and Notes	31.0
U.S. Government Bonds and Notes	18.2
Corporate Bonds and Notes	0.7
Outstanding Loans	(46.6)
Net Other Assets and Liabilities(5)	6.0
Total	100.0%

(1)	Most recent distribution paid or declared through June 30, 2022. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of June 30, 2022. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 40.0%, 30.0%, and 30.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(5)	Includes forward foreign currency contracts.

First Trust/abrdn Global Opportunity Income Fund (FAM)
“AT A GLANCE” (Continued)
As of June 30, 2022 (Unaudited)
Credit Quality(6)	% of Total Investments
AAA	18.9%
AA	4.1
AA-	4.1
A+	6.3
A	2.6
A-	3.2
BBB+	7.4
BBB	4.4
BBB-	3.1
BB+	1.3
BB	10.9
BB-	9.8
B+	4.8
B	2.6
B-	3.4
CCC+	2.9
CCC	0.4
CC	0.2
C	0.3
Not Rated	9.3
Total	100.0%

Top 10 Countries(7)	% of Total Investments
United States	13.4%
Brazil	7.6
South Africa	6.7
Mexico	6.6
Japan	6.2
Netherlands	5.2
Australia	4.1
Saudi Arabia	3.2
Oman	2.8
Malaysia	2.8
Total	58.6%

Industry Classification	% of Total Investments
Sovereigns	77.5%
Banks	4.9
Integrated Oils	4.4
Exploration & Production	3.1
Utilities	1.4
Refining & Marketing	1.2
Financial Services	0.9
Chemicals	0.7
Wireless Telecommunication Services	0.7
Industrial Other	0.7
Real Estate	0.5
Transportation & Logistics	0.5
Metals & Mining	0.5
Power Generation	0.5
Food & Beverage	0.5
Government Development Banks	0.4
Wireline Telecommunications Services	0.4
Oil & Gas Services & Equipment	0.3
Software & Services	0.3
Life Insurance	0.3
Retail - Consumer Staples	0.2
Railroad	0.1
Total	100.0%

Top Ten Holdings	% of Total Investments
United States Treasury Note, 2.38%, 5/15/29	10.2%
Republic of South Africa Government Bond, 9.00%, 1/31/40	5.4
Netherlands Government Bond, 0.00%, 1/15/24	5.2
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/29	4.1
Treasury Corp. of Victoria, 1.50%, 11/20/30	4.1
Japan Government Two Year Bond, 0.01%, 2/01/24	3.1
Japan Government Ten Year Bond, 0.30%, 12/20/24	3.1
Mexican Bonos, 5.75%, 3/05/26	2.8
Malaysia Government Bond, 3.89%, 3/15/27	2.8
United States Treasury Bond, 2.38%, 5/15/51	2.2
Total	43.0%

(6)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, a subsidiary of S&P Global Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(7)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by abrdn Inc., the sub-advisor.

Portfolio Commentary
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2022 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/abrdn Global Opportunity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
abrdn Inc. (“abrdn” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by abrdn using a team approach and not by any one individual. By making team decisions, abrdn seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. abrdn does not employ separate research analysts. Instead, abrdn’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which abrdn invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
James Athey
Investment Director, Global Macro
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Investment Director, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Investment Director, Emerging Market Debt
Patrick O’Donnell
Investment Director, Global Macro and Pan Euro

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2022 (Unaudited)
Commentary
First Trust/abrdn Global Opportunity Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Fund Recap
The Fund had a net asset value (“NAV”) total return(1) of -26.56% and a market value total return of -33.75% for the six-month period ended June 30, 2022, compared to the Blended Index(2) total return of -16.58% over the same period. In addition to this Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the six-month period ended June 30, 2022 for these indexes were as follows: the Bloomberg Global Emerging Markets Index was -18.50% and the Bloomberg Global Aggregate Index was -13.92%. The use of forwards had a de minimis impact on Fund performance.
An important factor impacting the return of the Fund relative to its Blended Index was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common Share market value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Global Emerging Markets Index, Bloomberg Global Aggregate Index and the components of the Blended Index are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.
Performance
			Average Annual Total Returns
	6 Months Ended 6/30/22	1 Year Ended 6/30/22	5 Years Ended 6/30/22	10 Years Ended 6/30/22	Inception (11/23/04) to 6/30/22
Fund Performance(1)
NAV	-26.56%	-29.85%	-3.91%	-0.40%	3.56%
Market Value	-33.75%	-34.81%	-4.06%	-1.24%	2.68%
Index Performance
Blended Index(2)	-16.58%	-19.55%	-1.75%	-0.03%	3.17%
Bloomberg Global Emerging Markets Index	-18.50%	-19.81%	-0.85%	2.05%	4.95%
Bloomberg Global Aggregate Index	-13.92%	-15.25%	-0.55%	0.11%	2.17%

(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(2)	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index – Global Diversified (30.0%); JPMorgan Global Bond Index – Emerging Markets Diversified (30.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 40.0%, 30.0%, and 30.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2022 (Unaudited)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Emerging Market Fixed Commentary
Market Recap
Emerging markets (“EM”) for the first half of 2022 were severely affected by a confluence of negative events, namely the war in Ukraine, rising global inflation and higher interest rates leading to tighter monetary policies around the world. There were also a number of defaults by both EM sovereign and corporate issuers such as Russia and Sri Lanka and several Chinese real estate companies following on from last year’s defaults of Evergrande and Kaisa. With tighter monetary conditions and a reversal of investor flows into EM debt (“EMD”) funds, the capital flight has highlighted some of the weaker credits, namely the higher yielding frontier credits in Africa, such as Ghana, Tunisia and Kenya. The lack of investor demand for these kind of credits has meant the various governments currently cannot rely on capital markets to fund their fiscal deficits and therefore need to find alternative sources such as the International Monetary Fund (“IMF”). JPMorgan, an Index provider, along with other index providers decided to exclude Russia from their indices at the end of the first quarter of 2022. Russia exited the relevant JPMorgan Indices at a price of zero and any positions remaining in the Fund were marked near zero during the second quarter of 2022 as there was no market due to the heavy sanctions applied to the various Russian entities.
Performance Analysis
Unsurprisingly, both the hard currency and local currency markets produced negative returns during the first half of 2022, down -20.3% and -20.1%, respectively. In local currency markets the worst performing region were the Central Eastern European (“CEE”) countries such as Poland, Hungary, the Czech Republic and Romania, which all saw dramatically higher inflation due to higher energy costs. The strongest region was Latin America where some of the currencies actually appreciated against the U.S. Dollar over the period such as the Brazilian Real, Uruguayan Peso and Mexican Peso. This was due to some of the countries not experiencing rising inflation over the year such as Uruguay or the central bank having started increasing interest rates last year such as in Brazil. In the hard currency space there were several idiosyncratic stories where various sovereign bonds did very poorly, such as Ukraine due to the invasion by Russia. Sri Lanka defaulted on its debt obligations resulting in very weak bond prices and the Argentinian government’s heterodox policies resulted in bond weakness. El Salvador also underperformed the market due to President Bukele refusing to adopt an IMF program and instead relying on a Eurobond backed by Bitcoin to fund its fiscal deficit. In addition, any long duration bond did very poorly irrespective of its credit rating due to rising U.S. Treasuries. No sovereign U.S. Dollar (“USD”) market had a positive return over the period but the short-dated investment grade credits outperformed such as Croatia and Kuwait.
When excluding the leverage from the Fund, performance was in line with the return of the Blended Index with respect to the EMD holdings, however due to the very negative market returns the impact of the leverage was a substantial detractor to performance. Drilling down into the various countries, Russia did not end up costing that much in performance on a relative basis due to the Fund not holding any sovereign USD bonds which helped to offset the overweight in the local Ruble bonds. However, the overweight in Belarus USD did have a big negative impact on the portfolio as this country was also excluded from the JPMorgan indices due to its involvement in the war by allowing Russian troops to invade Ukraine using its borders. The overweight to Argentinian and Ukrainian

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2022 (Unaudited)
USD bonds detracted from performance. Zero holdings in some of the weaker credits such as Sri Lanka, El Salvador and Pakistan helped relative performance. Credit selection was a big contributor to performance due to the Fund holding off-benchmark EM corporate USD bonds which in some cases significantly outperformed their respective sovereign bonds. A case in point is Nigeria where the sovereign bonds came under severe stress due to being long duration while the corporate bonds in Nigeria are much shorter duration. The Fund also owned some very short dated high quality Kingdom of Saudi Arabian bonds which outperformed the broader market. In the local space the large underweight to the CEE region was a plus for performance as was the overweight to Brazil. The zero holding in Chinese local bonds detracted from performance due to the relative stability in the local bond market. Off-benchmark holdings in India and Indonesian local bonds also helped performance as both countries had better returns than the local market index.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.0750 per share and ended at $0.0600 per share. At the $0.0600 per share monthly distribution rate, the annualized distribution rate at June 30, 2022 was 10.71% at NAV and 11.90% at market price. The final determination of the source and tax status of all 2022 distributions will be made after the end of 2022 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
It remains difficult to be hugely constructive on the asset class in the relatively short term, given the challenging macroeconomic backdrop, in our opinion. EMD is hardly immune to volatile commodity prices, divergent policy implementation from central banks or the socio-political pressures facing governments as citizens become more vocal about cost-of-living pressures. The global growth outlook remains a key focus for markets, with a recession looking more likely, in our opinion, given the pace of central-bank intervention. However, it is worth acknowledging for the long term outlook that spreads are near historic wides, corporates are demonstrating resilience in many instances and the IMF is engaging with sovereigns that are under the most distress. Ghana is the most recent example, with bonds jumping almost 10 points on news of a possible funding agreement. With investors sitting on relatively high cash balances, we expect to see some of this cash selectively put to work as opportunities present themselves. Nevertheless, we remain cautious for now given the volatility and tight liquidity conditions.
Developed Market Commentary
Market Recap
It is said that a rising tide lifts all boats. It is equally true that a falling tide lowers all boats. In financial market terms, the tide is generally a function of central bank policy and liquidity conditions. Also, just as true is that for most of the last decade, central bank policy in general, and the Federal Reserve’s (the “Fed”) policy in particular, have acted as a gale force tailwind to financial asset prices equally, it is also true that when the Fed tightens, those tailwinds become serious headwinds. The first half of 2022 has unequivocally been one of these periods. Fed policy has shifted from record easing to near record tightening in short order. The hawkish pivot of Chairman Jerome Powell’s Fed in November 2021 was just the beginning. The first half of 2022 has seen the Fed continue to shift through the gears as inflation has continued to rise and broaden causing most of the Fed’s warning lights to flash red.
Yes, it is true that much of the inflation we have seen is global, commodity and supply-side driven and yes, therefore the Fed is powerless to deal with these underlying causes. This might lead one to question the wisdom of inflation targeting mandates in the first place. However, the reality is that pernicious inflation feeds off itself at least partly because inflation expectations rise such that actors within the economy begin to alter their behavior in a way which makes the inflation rise self-fulfilling. Central banks know that once this process begins in earnest it is near impossible to stop. Fear of presiding over such a damaging dynamic forced the Fed’s hand. The slow, steady, 25 basis point (“bps”) per quarter pace of the previous cycle (which culminated in the “Christmas Eve massacre” of equities in 2018) just wouldn’t be appropriate for such an inflationary cycle, especially when the starting point was so far behind the curve. By the time of the Fed’s June 2022 meeting, the Fed was increasing rates by 75 bps in one go – the sort of hike we haven’t seen for 30 years.
The obvious result of such a policy shift has been falling asset prices across all financial markets – that falling tide living up to its aphoristic reputation. U.S. treasury yields rose significantly with the benchmark 10-year yield rising 150 bps over the first half of 2022. The front end of the yield curve however was where the real fireworks occurred – the U.S. 2-year yield rose by a quite stunning 220 bps over the same period; a magnitude of move which took more than a full year during the last cycle. This aggressive flattening of the yield curve potentially portends a bleak economic future ahead as monetary headwinds combine with the crushing cost of living crisis to act like a potential sledgehammer on economic activity through the second half of 2022. The Fed is, for now, not for turning as

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2022 (Unaudited)
inflation remains stubbornly high. The faintest hopes emerged towards the end of the period as the deteriorating economic outlook, combined with ongoing weakness in China and an unstoppable U.S. Dollar rallied to drive key commodity prices significantly lower through June. There is a ray of hope for the world’s beleaguered consumers.
The USD rally was just shy of 10% on the U.S. Dollar Index with the Euro (-8%), the British Pound (-10%) and the Japanese Yen (-18%) the main losers. Europe faces a terrifying potential stagflation shock as higher reliance on Russian gas is acting as both a driver of massive energy and electricity inflation but also potentially a growth hard stop if/when gas supplies are cut. The United Kingdom (“U.K.”) looks slightly better on that front but its penchant for higher inflation is well known and with much of that coming via imports, the fall in sterling may act as something akin to a self-fulfilling prophecy. The lackadaisical attitude of the Bank of England in that regard hasn’t helped.
Performance Analysis
The Fund’s developed market bond portfolio returned -14.96% during the first half of 2022 against the developed markets portion (FTSE World Government Bond Index) of the Blended Index return of -14.84%, thus generating an underperformance of 0.12% for the Fund.
The first half of 2022 has seen dramatic increases in bond yields across the entire bond universe. As such, there have been performance drags wherever the Fund has had significant interest rate exposure. The most significant of these have come in Germany, the U.S., the U.K., Poland and Australia where the Fund holds the bulk of its duration exposures. Given these exposures are at the long end of yield curves (10-Year plus), the Fund has, however, benefitted from curve positioning given the aggressive flattening of global yield curves.
Against this, the Fund’s underweights in the bond market have boosted relative performance for the Fund. Without question, the most significant of these has been the Eurozone where underweights in the most indebted nations have significantly boosted Fund performance given the rise in yields and the widening of spreads versus Germany over the first half of 2022.
There was also a relative performance boost for the Fund from ownership of the very short dated, but high coupon, Canadian government security maturing in 2023. The very low duration of this bond saw it significantly outperform its Canadian peers.
The first half of 2022 has been a period of unequivocal strength of the USD. As such, the Fund’s relative overweight in the USD has been a performance boost. The most significant underweight has been to the Euro which has led to significant performance gains for the Fund. Elsewhere, underweights in the Australian and Canadian Dollars have also acted as performance tailwinds for the Fund. Conversely, non-dollar exposures have been a drag to the Fund’s performance. The most significant has come from a small relative overweight to the British Pound sterling which fell precipitously over the first half of 2022. Likewise, small overweights in the Norwegian Krone and Polish Zloty dragged on performance.
Market and Fund Outlook
There are tentative signs that we are observing the process of inflation peaking, at least for now, and as such there will be some hope that central banks are nearer to the end of their hiking cycles than the beginning (a worry for the European Central Bank, which by the end of June 2022 had only just stopped buying assets and hadn’t yet hiked its deposit rate even once).
However, it remains a very open and uncertain question just how quickly and how far inflation will fall in the year ahead and, as such, how quickly central banks, the Fed in particular, can pivot back to their usual dovish stances in the face of what’s likely to be a pretty horrific looking economy, in our opinion. That means risk assets likely still have a torrid time ahead but bonds are increasingly looking attractive as an investment which can thrive in a risk-off, falling growth, slowing inflation world, in our opinion.

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments
June 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 90.7%
	Angola – 1.0%
974,000	Angolan Government International Bond (USD) (b)	9.13%	11/26/49	$692,952
	Argentina – 1.8%
383,926	Argentine Republic Government International Bond (USD)	1.00%	07/09/29	88,258
1,376,581	Argentine Republic Government International Bond (USD) (c)	0.50%	07/09/30	324,627
2,949,672	Argentine Republic Government International Bond (USD) (c)	1.13%	07/09/35	638,970
543,200	Argentine Republic Government International Bond (USD) (c)	2.00%	01/09/38	155,342
				1,207,197
	Australia – 5.8%
7,000,000	Treasury Corp. of Victoria (AUD)	1.50%	11/20/30	3,929,690
	Bahrain – 1.5%
700,000	Bahrain Government International Bond (USD) (d)	4.25%	01/25/28	629,994
510,000	Bahrain Government International Bond (USD) (b)	6.25%	01/25/51	381,360
				1,011,354
	Belarus – 0.1%
500,000	Republic of Belarus International Bond (USD) (b) (e)	5.88%	02/24/26	82,500
	Brazil – 8.8%
7,030,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	1,203,202
5,079,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	836,821
24,870,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	3,949,487
				5,989,510
	Canada – 2.7%
2,247,000	Canadian Government Bond (CAD)	8.00%	06/01/23	1,822,444
	Colombia – 1.8%
5,213,000,000	Colombia Government International Bond (COP)	9.85%	06/28/27	1,237,597
	Dominican Republic – 0.8%
359,000	Dominican Republic International Bond (USD) (d)	5.50%	02/22/29	313,377
340,000	Dominican Republic International Bond (USD) (b)	5.88%	01/30/60	233,346
				546,723
	Ecuador – 0.8%
342,820	Ecuador Government International Bond (USD) (c) (d)	5.00%	07/31/30	223,269
725,460	Ecuador Government International Bond (USD) (c) (d)	0.50%	07/31/40	297,906
				521,175
	Egypt – 1.9%
786,000	Egypt Government International Bond (USD) (d)	7.60%	03/01/29	575,686
380,000	Egypt Government International Bond (USD) (d)	8.50%	01/31/47	226,266
928,000	Egypt Government International Bond (USD) (b)	7.90%	02/21/48	533,433
				1,335,385
	Georgia – 0.9%
758,000	Georgia Government International Bond (USD) (d)	2.75%	04/22/26	629,959
	Germany – 3.1%
3,141,300	Bundesrepublik Deutschland Bundesanleihe (EUR) (b)	(f)	08/15/50	2,107,099
	Ghana – 0.5%
662,000	Ghana Government International Bond (USD) (d)	7.63%	05/16/29	326,485
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Indonesia – 2.8%
27,094,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	$1,937,819
	Iraq – 2.2%
1,300,000	Iraq International Bond (USD) (b)	6.75%	03/09/23	1,272,375
262,500	Iraq International Bond (USD) (b)	5.80%	01/15/28	236,593
				1,508,968
	Japan – 8.7%
400,000,000	Japan Government Ten Year Bond (JPY)	0.30%	12/20/24	2,974,748
403,400,000	Japan Government Two Year Bond (JPY)	0.01%	02/01/24	2,976,827
				5,951,575
	Malaysia – 3.9%
11,800,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	2,668,537
	Mexico – 6.1%
20,000,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,007,956
61,423,900	Mexican Bonos (MXN)	5.75%	03/05/26	2,718,445
9,387,800	Mexican Bonos (MXN)	7.75%	11/13/42	408,438
				4,134,839
	Netherlands – 7.4%
4,826,100	Netherlands Government Bond (EUR) (b) (d)	(f)	01/15/24	5,018,928
	New Zealand – 1.5%
1,694,000	New Zealand Government Bond (NZD) (b)	2.75%	04/15/25	1,035,103
	Nigeria – 0.4%
513,000	Nigeria Government International Bond (USD) (d)	7.63%	11/28/47	308,441
	Norway – 1.1%
7,511,000	Norway Government Bond (NOK) (b) (d)	1.75%	02/17/27	722,732
	Oman – 2.5%
1,900,000	Oman Government International Bond (USD) (d)	7.00%	01/25/51	1,680,502
	Peru – 1.6%
4,626,000	Peruvian Government International Bond (PEN) (b)	6.90%	08/12/37	1,094,299
	Poland – 3.7%
3,471,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	621,022
13,364,000	Republic of Poland Government Bond (PLN)	1.75%	04/25/32	1,918,835
				2,539,857
	Qatar – 2.4%
1,733,000	Qatar Government International Bond (USD) (b)	4.40%	04/16/50	1,658,377
	Russia – 0.2%
423,957,000	Russian Federal Bond - OFZ (RUB) (e) (g) (h)	7.05%	01/19/28	115,625
50,000,000	Russian Federal Bond - OFZ (RUB) (e) (g) (h)	7.70%	03/23/33	13,636
				129,261
	Rwanda – 0.6%
532,000	Rwanda International Government Bond (USD) (d)	5.50%	08/09/31	417,327
	Saudi Arabia – 1.5%
1,045,000	Saudi Government International Bond (USD) (d)	4.38%	04/16/29	1,061,981

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	South Africa – 7.6%
104,301,800	Republic of South Africa Government Bond (ZAR)	9.00%	01/31/40	$5,172,536
	United Kingdom – 3.4%
1,198,800	United Kingdom Gilt (GBP) (b)	0.13%	01/31/24	1,417,490
560,900	United Kingdom Gilt (GBP) (b)	4.25%	12/07/49	896,406
				2,313,896
	Uruguay – 0.9%
23,485,129	Uruguay Government International Bond (UYU)	4.38%	12/15/28	644,771
	Uzbekistan – 0.7%
623,000	Republic of Uzbekistan International Bond (USD) (d)	3.70%	11/25/30	452,654
	Total Foreign Sovereign Bonds and Notes			61,892,473
	(Cost $84,462,000)
FOREIGN CORPORATE BONDS AND NOTES (a) (i) – 31.0%
	Barbados – 0.4%
337,000	Sagicor Financial Co., Ltd. (USD) (d)	5.30%	05/13/28	309,165
	Brazil – 1.9%
440,000	Banco do Brasil S.A. (USD) (b) (j)	6.25%	(k)	386,514
228,000	BRF S.A. (USD) (d)	5.75%	09/21/50	152,162
410,034	Guara Norte Sarl (USD) (d)	5.20%	06/15/34	333,339
500,000	Itau Unibanco Holding S.A. (USD) (b) (j)	4.63%	(k)	400,687
1,550,000	OAS Finance Ltd. (USD) (j) (l) (m) (n)	8.88%	(k)	11,625
460,000	OAS Investments GmbH (USD) (l) (m) (n)	8.25%	10/19/19	3,450
				1,287,777
	Chile – 0.6%
468,000	Empresa Nacional del Petroleo (USD) (d)	3.45%	09/16/31	379,972
	China – 1.3%
888,000	Huarong Finance II Co., Ltd. (USD) (b)	5.50%	01/16/25	862,470
	Colombia – 1.1%
831,000	Ecopetrol S.A. (USD)	5.38%	06/26/26	771,683
	Dominican Republic – 0.6%
491,000	AES Andres BV (USD) (d)	5.70%	05/04/28	419,148
	Ecuador – 0.7%
478,305	International Airport Finance S.A. (USD) (d)	12.00%	03/15/33	466,737
	Georgia – 0.8%
540,000	Bank of Georgia JSC (USD) (d)	6.00%	07/26/23	534,600
	Ghana – 1.1%
900,000	Tullow Oil PLC (USD) (b)	7.00%	03/01/25	733,766
	Honduras – 0.7%
490,000	Inversiones Atlantida S.A. (USD) (d)	7.50%	05/19/26	462,315
	India – 2.9%
475,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt. Ltd. / Parampujya Solar Energy (USD) (d)	6.25%	12/10/24	456,000
120,000,000	HDFC Bank Ltd. (INR) (b)	8.10%	03/22/25	1,509,666
				1,965,666
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (i) (Continued)
	Indonesia – 0.8%
560,000	Medco Platinum Road Pte Ltd. (USD) (d)	6.75%	01/30/25	$520,755
	Israel – 0.6%
480,000	Energean Israel Finance Ltd. (USD) (b) (d)	4.88%	03/30/26	425,424
	Mexico – 3.3%
400,000	BBVA Bancomer S.A. (USD) (b) (j)	5.13%	01/18/33	339,388
237,000	Braskem Idesa S.A.P.I. (USD) (d)	6.99%	02/20/32	183,638
22,160,000	Petroleos Mexicanos (MXN) (b)	7.19%	09/12/24	1,012,056
570,000	Petroleos Mexicanos (USD)	7.69%	01/23/50	388,047
350,000	Sixsigma Networks Mexico SA de CV (USD) (d)	7.50%	05/02/25	310,951
				2,234,080
	Nigeria – 2.5%
526,000	Access Bank PLC (USD) (d)	6.13%	09/21/26	426,744
464,000	BOI Finance BV (EUR) (d)	7.50%	02/16/27	393,886
270,000	IHS Netherlands Holdco BV (USD) (d)	8.00%	09/18/27	237,211
721,000	SEPLAT Energy PLC (USD) (d)	7.75%	04/01/26	647,703
				1,705,544
	Oman – 1.5%
400,000	Oryx Funding Ltd. (USD) (d)	5.80%	02/03/31	378,326
652,000	Oztel Holdings SPC Ltd. (USD) (d)	6.63%	04/24/28	658,606
				1,036,932
	Peru – 0.5%
522,000	Petroleos del Peru S.A. (USD) (d)	5.63%	06/19/47	354,003
	Russia – 0.1%
440,000	Home Credit & Finance Bank OOO Via Eurasia Capital S.A. (USD) (b) (e) (j)	8.80%	(k)	55,000
500,000	Sovcombank Via SovCom Capital DAC (USD) (j) (l)	7.75%	(k)	50,000
				105,000
	Saudi Arabia – 3.0%
1,860,000	Saudi Arabian Oil Co. (USD) (b)	2.88%	04/16/24	1,827,366
234,000	Saudi Arabian Oil Co. (USD) (d)	4.25%	04/16/39	216,895
				2,044,261
	Singapore – 0.7%
520,000	Puma International Financing S.A. (USD) (b)	5.00%	01/24/26	455,780
	South Africa – 1.9%
530,000	Eskom Holdings SOC Ltd. (USD) (b)	7.13%	02/11/25	448,332
400,000	Liquid Telecommunications Financing PLC (USD) (d)	5.50%	09/04/26	351,972
550,000	Sasol Financing USA LLC (USD)	6.50%	09/27/28	499,073
				1,299,377
	Tanzania – 0.6%
452,000	HTA Group Ltd. (USD) (d)	7.00%	12/18/25	388,449
	Trinidad And Tobago – 0.9%
632,000	Heritage Petroleum Co., Ltd. (USD) (d)	9.00%	08/12/29	650,170
	Ukraine – 1.1%
467,000	Kernel Holding S.A. (USD) (l)	6.75%	10/27/27	209,258

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (i) (Continued)
	Ukraine (Continued)
567,000	MHP Lux S.A. (USD) (b) (e)	6.95%	04/03/26	$296,541
453,000	NPC Ukrenergo (USD) (l)	6.88%	11/09/26	115,352
460,000	Ukraine Railways Via Rail Capital Markets PLC (USD) (b) (e)	8.25%	07/09/24	141,680
				762,831
	United Arab Emirates – 0.7%
480,000	MAF Global Securities Ltd. (USD) (b) (j)	5.50%	(k)	480,000
	Zambia – 0.7%
490,000	First Quantum Minerals Ltd. (USD) (b)	7.50%	04/01/25	464,250
	Total Foreign Corporate Bonds and Notes			21,120,155
	(Cost $26,995,147)
CORPORATE BONDS AND NOTES (a) (i) – 0.7%
	United States – 0.7%
23,262,000	JPMorgan Chase Bank, N.A. (UAH) (d)	11.67%	11/27/23	472,501
1,325,000	JPMorgan Chase Bank, N.A. (UAH) (d) (g)	11.67%	11/27/23	33,364
	Total Corporate Bonds and Notes			505,865
	(Cost $934,379)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (a) – 18.2%
$2,488,900	United States Treasury Bond	2.38%	05/15/51	2,119,454
685,400	United States Treasury Bond	1.88%	11/15/51	518,976
10,158,800	United States Treasury Note	2.38%	05/15/29	9,752,250
	Total U.S. Government Bonds and Notes			12,390,680
	(Cost $13,837,569)

Total Investments – 140.6%	95,909,173
(Cost $126,229,095)
Outstanding Loans – (46.6)%	(31,801,543)
Net Other Assets and Liabilities – 6.0%	4,083,833
Net Assets – 100.0%	$68,191,463

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 6/30/2022	Sale Value as of 6/30/2022	Unrealized Appreciation/ (Depreciation)
08/23/22	CIT	CNY	23,124,000	USD	3,390,311	$ 3,454,420	$ 3,390,311	$ 64,109
07/14/22	CIT	GBP	1,519,000	USD	1,996,702	1,849,529	1,996,702	(147,173)
07/14/22	GS	ZAR	4,969,000	USD	322,550	304,992	322,550	(17,558)
07/14/22	DB	USD	5,255,518	AUD	6,875,000	5,255,518	4,745,962	509,556
08/23/22	DB	USD	3,633,997	BRL	19,378,000	3,633,997	3,644,096	(10,099)
07/14/22	DB	USD	5,063,182	CAD	6,296,000	5,063,182	4,891,142	172,040
08/23/22	BAR	USD	512,722	CNY	3,472,000	512,722	518,671	(5,949)
07/14/22	CIT	USD	360,977	EUR	328,000	360,977	344,044	16,933
07/14/22	GS	USD	1,035,725	MXN	20,848,000	1,035,725	1,034,090	1,635
07/14/22	DB	USD	1,307,647	NZD	1,865,000	1,307,647	1,164,659	142,988
07/14/22	GS	USD	1,928,008	PLN	8,230,000	1,928,008	1,832,786	95,222
07/14/22	CIT	USD	1,903,162	ZAR	28,006,000	1,903,162	1,718,976	184,186
Net Unrealized Appreciation / (Depreciation)								$1,005,890

Counterparty Abbreviations
BAR	Barclays Bank
CIT	Citibank, NA
DB	Deutsche Bank
GS	Goldman Sachs
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 2F – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.
(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at June 30, 2022.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by abrdn Inc. (“abrdn”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2022, securities noted as such amounted to $23,049,543 or 33.8% of net assets.
(e)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.
(f)	Zero coupon bond.
(g)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At June 30, 2022, securities noted as such are valued at $162,625 or 0.2% of net assets.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(i)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by abrdn.
(j)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2022. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(k)	Perpetual maturity.
(l)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(m)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(n)	This issuer has filed for bankruptcy protection in a São Paulo state court.

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)
Currency Exposure Diversification	% of Total Investments†
USD	61.2%
EUR	7.4
JPY	6.1
GBP	4.3
MXN	4.2
ZAR	3.9
CNY	3.0
MYR	2.8
BRL	2.4
IDR	2.0
INR	1.6
COP	1.3
PEN	1.1
NOK	0.8
PLN	0.7
UYU	0.7
UAH	0.5
RUB	0.1
NZD	(0.1)
AUD	(0.8)
CAD	(3.2)
Total	100.0%

†	The weightings include the impact of currency forwards.

Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2022 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2022 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes:
Russia	$ 129,261	$ —	$ —	$ 129,261
Other Country Categories*	61,763,212	—	61,763,212	—
Foreign Corporate Bonds and Notes*	21,120,155	—	21,120,155	—
U.S. Government Bonds and Notes	12,390,680	—	12,390,680	—
Corporate Bonds and Notes*	505,865	—	505,865	—
Total Investments	95,909,173	—	95,779,912	129,261
Forward Foreign Currency Contracts	1,186,669	—	1,186,669	—
Total	$ 97,095,842	$—	$ 96,966,581	$ 129,261

LIABILITIES TABLE
	Total Value at 6/30/2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (180,779)	$ —	$ (180,779)	$ —

*	See Portfolio of Investments for country breakout.
Level 3 Foreign Sovereign Bonds are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable and non-quantitative inputs.

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statement of Assets and Liabilities
June 30, 2022 (Unaudited)
ASSETS:
Investments, at value (Cost $126,229,095)	$ 95,909,173
Cash	1,834,164
Unrealized appreciation on forward foreign currency contracts	1,186,669
Receivables:
Interest	1,288,665
Interest reclaims	210,736
Prepaid expenses	16,644
Total Assets	100,446,051
LIABILITIES:
Outstanding loans	31,801,543
Unrealized depreciation on forward foreign currency contracts	180,779
Due to broker	31,132
Due to custodian foreign currency	738
Payables:
Investment advisory fees	84,816
Interest and fees on loans	58,501
Audit and tax fees	42,159
Deferred foreign capital gains tax	16,032
Transfer agent fees	10,829
Administrative fees	8,849
Custodian fees	8,774
Shareholder reporting fees	6,866
Legal fees	2,143
Financial reporting fees	771
Other liabilities	656
Total Liabilities	32,254,588
NET ASSETS	$68,191,463
NET ASSETS consist of:
Paid-in capital	$ 119,269,682
Par value	101,432
Accumulated distributable earnings (loss)	(51,179,651)
NET ASSETS	$68,191,463
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$6.72
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	10,143,247
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statement of Operations
For the Six Months Ended June 30, 2022 (Unaudited)
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $142,270)	$ 2,841,546
Other	4,677
Total investment income	2,846,223
EXPENSES:
Investment advisory fees	589,859
Interest and fees on loans	235,447
Administrative fees	39,852
Audit and tax fees	34,237
Shareholder reporting fees	27,313
Custodian fees	20,883
Transfer agent fees	17,608
Legal fees	14,383
Trustees’ fees and expenses	8,752
Listing expense	7,864
Financial reporting fees	4,625
Other	13,502
Total expenses	1,014,325
NET INVESTMENT INCOME (LOSS)	1,831,898
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,447,717)
Forward foreign currency contracts	(550,995)
Foreign currency transactions	(336,923)
Foreign capital gains tax	(2,496)
Net realized gain (loss)	(7,338,131)
Net change in unrealized appreciation (depreciation) on:
Investments	(21,441,958)
Forward foreign currency contracts	789,784
Foreign currency translation	443,592
Deferred foreign capital gains tax	24,062
Net change in unrealized appreciation (depreciation)	(20,184,520)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(27,522,651)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,690,753)

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2022 (Unaudited)	Year Ended 12/31/2021
OPERATIONS:
Net investment income (loss)	$ 1,831,898	$ 4,947,264
Net realized gain (loss)	(7,338,131)	2,550,576
Net increase from payment by the sub-advisor	—	4,120
Net change in unrealized appreciation (depreciation)	(20,184,520)	(16,616,018)
Net increase (decrease) in net assets resulting from operations	(25,690,753)	(9,114,058)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,905,021)	(3,140,701)
Return of capital	—	(6,844,423)
Total distributions to shareholders	(3,905,021)	(9,985,124)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	15,965	46,002
Purchase of Common Shares pursuant to a tender offer	—	(27,269,081)
Net increase (decrease) in net assets resulting from capital transactions	15,965	(27,223,079)
Total increase (decrease) in net assets	(29,579,809)	(46,322,261)
NET ASSETS:
Beginning of period	97,771,272	144,093,533
End of period	$ 68,191,463	$ 97,771,272
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	10,141,521	12,671,036
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	1,726	4,692
Common Shares purchased pursuant to a tender offer (a)	—	(2,534,207)
Common Shares at end of period	10,143,247	10,141,521

(a)	On January 14, 2021, the Fund commenced a tender offer for up to 20% of its outstanding Common Shares for cash at a price per share equal to 98% of the net asset value per share determined as of the close of the regular trading session of the NYSE on February 16, 2021 (the “Valuation Date”). The Fund’s tender offer expired at 5:00 p.m. New York City time on Friday, February 12, 2021. Because the Fund’s tender offer was oversubscribed, the Fund repurchased 2,534,207 (20%) of its outstanding Common Shares on a pro-rata basis based on the number of shares properly tendered.
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statement of Cash Flows
For the Six Months Ended June 30, 2022 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(25,690,753)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(27,208,464)
Sales, maturities and paydown of investments	38,123,764
Net amortization/accretion of premiums/discounts on investments	8,271
Net realized gain/loss on investments	6,447,717
Net change in unrealized appreciation/depreciation on investments	21,441,958
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(789,784)
Changes in assets and liabilities:
Decrease in interest receivable	824,333
Decrease in interest reclaims receivable	125,409
Increase in prepaid expenses	(13,951)
Increase in due to custodian foreign currency	738
Increase in interest and fees payable on loans	31,478
Decrease in due to broker	(8,868)
Decrease in investment advisory fees payable	(33,948)
Decrease in audit and tax fees payable	(26,966)
Increase in legal fees payable	2,143
Decrease in shareholder reporting fees payable	(8,839)
Decrease in administrative fees payable	(3,604)
Increase in custodian fees payable	787
Increase in transfer agent fees payable	4,667
Decrease in trustees’ fees and expenses payable	(48)
Decrease in deferred foreign capital gains tax	(24,062)
Increase in other liabilities payable	656
Cash provided by operating activities		$13,202,634
Cash flows from financing activities:
Proceeds from Common Shares reinvested	15,965
Distributions to Common Shareholders from investment operations	(3,905,021)
Repayment of borrowings	(9,700,000)
Effect of exchange rate changes on Euro Loans (a)	(682,747)
Cash used in financing activities		(14,271,803)
Decrease in cash and foreign currency (b)		(1,069,169)
Cash and foreign currency at beginning of period		2,903,333
Cash and foreign currency at end of period		$1,834,164
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$203,969

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(239,155), which does not include the effect of exchange rate changes on Euro borrowings.

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2022 (Unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 9.64	$ 11.37	$ 11.93	$ 11.07	$ 12.94	$ 12.07
Income from investment operations:
Net investment income (loss)	0.19	0.44	0.45	0.65	0.69	0.72
Net realized and unrealized gain (loss)	(2.72)	(1.27) (a)	(0.06)	1.09	(1.70)	0.98
Total from investment operations	(2.53)	(0.83)	0.39	1.74	(1.01)	1.70
Distributions paid to shareholders from:
Net investment income	(0.39)	(0.30)	(0.42)	(0.39)	(0.54)	(0.37)
Return of capital	—	(0.65)	(0.54)	(0.49)	(0.34)	(0.53)
Total distributions paid to Common Shareholders	(0.39)	(0.95)	(0.96)	(0.88)	(0.88)	(0.90)
Common Share repurchases	—	—	0.01	0.00 (b)	0.02	—
Tender offer purchases	—	0.05	—	—	—	0.07
Net asset value, end of period	$6.72	$9.64	$11.37	$11.93	$11.07	$12.94
Market value, end of period	$6.05	$9.62	$10.55	$11.19	$9.38	$11.66
Total return based on net asset value (c)	(26.56)%	(6.96)% (a)	4.84%	17.09%	(6.85)%	15.91%
Total return based on market value (c)	(33.75)%	0.07%	3.71%	29.74%	(12.42)%	12.88%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 68,191	$ 97,771	$ 144,094	$ 152,154	$ 141,376	$ 167,620
Ratio of total expenses to average net assets	2.50% (d)	2.29%	2.53%	2.88%	2.81%	2.52%
Ratio of total expenses to average net assets excluding interest expense	1.92% (d)	1.89%	2.00%	1.77%	1.82%	1.84%
Ratio of net investment income (loss) to average net assets	4.52% (d)	4.53%	4.13%	5.60%	5.88%	5.81%
Portfolio turnover rate	24%	44%	39%	42%	58%	54%
Indebtedness:
Total loans outstanding (in 000’s)	$ 31,802	$ 42,184	$ 53,514	$ 60,572	$ 60,799	$ 63,309
Asset coverage per $1,000 of indebtedness (e)	$ 3,144	$ 3,318	$ 3,693	$ 3,512	$ 3,325	$ 3,648

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $4,120 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Amount is less than $0.01.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
1. Organization
First Trust/abrdn Global Opportunity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FAM” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on abrdn Inc.’s (“abrdn” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2022, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred  alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Withholding taxes and tax reclaims on foreign interest have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2022, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of June 30, 2022, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
Kernel Holding S.A., 6.75%, 10/27/27	10/20/2020	$467,000	$44.81	$467,000	$209,258	0.31%
NPC Ukrenergo, 6.88%, 11/09/26	11/2/2021	453,000	25.46	453,000	115,352	0.17
OAS Finance Ltd., 8.88%	4/18/2013	1,550,000	0.75	1,550,000	11,625	0.02
OAS Investments GmbH, 8.25%, 10/19/19	10/12/2012	460,000	0.75	460,000	3,450	0.01
Sovcombank Via SovCom Capital DAC, 7.75%	2/19/2020	500,000	10.00	511,643	50,000	0.07
				$3,441,643	$389,685	0.58%
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
F. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At June 30, 2022, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 1,186,669	$ —	$ 1,186,669	$ (174,830)	$ —	$ 1,011,839
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (180,779)	$ —	$ (180,779)	$ 174,830	$ —	$ (5,949)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
G. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2021, was as follows:

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
Distributions paid from:
Ordinary income	$3,140,701
Capital gains	—
Return of capital	6,844,423
As of December 31, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(12,066,501)
Net unrealized appreciation (depreciation)	(9,440,667)
Total accumulated earnings (losses)	(21,507,168)
Other	(76,709)
Paid-in capital	119,355,149
Total net assets	$97,771,272
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statement of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by the Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, the Fund had $12,066,501 of non-expiring capital loss carryforwards for federal income tax purposes.
During the taxable year ended December 31, 2021, this Fund utilized non-expiring capital loss carryforwards of $1,570,503.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2021, the Fund did not incur any net late year ordinary or capital loss..
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of June 30, 2022, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of June 30, 2022, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$126,229,095	$1,539,750	$(30,853,782)	$(29,314,032)
I. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
abrdn serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
During the fiscal year ended December 31, 2021, the Fund received a reimbursement from the Sub-Advisor of $4,120 in connection with a trade error.

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
abrdn, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Computershare, Inc. (”Computershare“) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2022, were $26,547,102 and $37,621,738, respectively. The cost of purchases and proceeds from sales of U.S. government obligations, for the six months ended June 30, 2022, were $657,906 and $502,026, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at June 30, 2022, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 1,186,669	Unrealized depreciation on forward foreign currency contracts	$ 180,779
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2022, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(550,995)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	789,784
For the six months ended June 30, 2022, the notional values of forward foreign currency contracts opened and closed were $301,482,309 and $292,790,705, respectively.
6. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is up

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
to $50,000,000. As of June 30, 2022, the Fund had three loans outstanding under the revolving credit facility totaling $31,801,543, which approximates fair value, under the credit agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $18,600,000, $5,300,000 and $7,901,543 (the U.S. Dollar equivalent of a €7,540,000 loan). For the six-months ended June 30, 2022, the average amount outstanding was $37,156,918. The high and low annual interest rates during the six-months ended June 30, 2022 were 2.00% and 0.80%, respectively, and the average weighted average interest rate was 1.16%. The weighted average interest rate at June 30, 2022 was 1.70. The interest rate under the credit facility is equal to the 1-month LIBOR plus 0.80%. The Fund pays a commitment fee of 0.25% on any day that the loan balances are less than 75% of the total commitment or 0.15% in all other events. These fees are included in “Interest and fees on loans” on the Statement of Operations. The revolving credit facility is scheduled to expire on December 16, 2022, but can be renewed annually.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Tender Offer
As previously announced, the Fund conducted a tender offer for up to 20% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined as of the close of the regular trading session of the NYSE on February 16, 2021 (the ”Valuation Date“). The Fund’s tender offer expired at 5:00 p.m. New York City time on Friday, February 12, 2021. Since the Fund’s tender offer was oversubscribed, the Fund purchased 20% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.
Number of Shares Tendered	Number of Tendered Shares to be Purchased	Pro-Ration Factor	Purchase Price (98% of NAV on Expiration Date)	Number of Outstanding Shares after Tender Offer
5,450,859	2,534,207	46.50%	$ 10.7604	10,136,829
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 18, 2022. At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust/abrdn Global Opportunity Income Fund as Class III Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2025. The number of votes cast in favor of Mr. Bowen was 6,108,143 and the number of votes withheld was 308,082. The number of votes cast in favor of Mr. Nielson was 6,101,916 and the number of votes withheld was 314,309. Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, and Robert F. Keith are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Asset-Backed Securities Risk. Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. Asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk, prepayment risk and valuation risk, as well as risk of default on the underlying assets. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness, and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part,

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, risk of market closure or manipulation, limited reliable access to capital, dependence on international trade or development assistance, overburdened infrastructures and environmental problems. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risks associated with custody of securities. In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in certain emerging market countries there is the risk that material accounting and financial information about issuers in such countries may be unavailable or unreliable.
Shareholder claims that are available in the U.S. may be less reliable in emerging market countries, and claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.
Europe Risk. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), which faces major issues involving its membership, structure, procedures and policies. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. In general, monetary policy is set for the Eurozone by the European Central Bank and fiscal policy is overseen and approved by the EU. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) may be subject to various restrictions, including restrictions on deficits and debt levels. As a result of the foregoing, monetary and fiscal policies may not address the needs of all member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of capital controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.
On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. Approximately one year after the United Kingdom officially departed the European Union, the United Kingdom and the European Union reached a trade agreement that became effective on January 1, 2021. Under the terms of the trade deal, there will be no tariffs or quotas on the movement of goods between the United Kingdom and Europe. There can be no assurance that the new trade agreement will improve the instability in global financial markets caused by Brexit. A particularly contentious element of the United Kingdom’s negotiated withdrawal from the EU was the treatment of Northern Ireland (which is part of the United Kingdom) following the United

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2022 (Unaudited)
Kingdom’s departure. Under the terms of the withdrawal agreement, Northern Ireland would maintain regulatory alignment with the EU (essentially creating a customs border in the Irish Sea) to maintain an open border with the Republic of Ireland (an EU member state) while safeguarding the rules of the EU single market. The ultimate effects of this arrangement on Northern Ireland’s economy remain to be seen. At this time, it is difficult to predict what the longer term ramifications and political, economic, and legal implications will be as a result of Brexit, including the impact on the Fund’s portfolio holdings. The negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other EU countries and their financial companies as well. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.
Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:
•	Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.
Forward Foreign Currency Exchange Contracts Risk. The Fund may use forward foreign currency exchange contracts for both hedging and investment purposes. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable forward foreign currency exchange contracts (“NDFs”). NDFs are similar to other forward foreign currency exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement.
Forward foreign currency exchange contracts involve certain risks, including foreign currency risk, the risk of failure of the counterparty to perform its obligations under the contract, and liquidity risk. For example, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will be able to roll-over a forward currency exchange contract upon its expiration if it desires to do so. In addition, the principals who deal in the forward markets are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Successful use of forward foreign currency exchange contracts depends on the portfolio manager’s skill in analyzing and predicting currency values, among other factors. Forward contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund.
When used for hedging purposes, the Fund is subject to the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While

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June 30, 2022 (Unaudited)
forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The projection of short-term currency market movements can be extremely difficult, and the successful execution of a hedging strategy can be highly uncertain.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of such commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ, and may differ unfavorably, from that of the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.
Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net

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asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility across markets globally, including the United States. The hostilities and sanctions resulting from those hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Recent developments in relations between the U.S. and China had heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on global markets, including the economy of Asian countries, and a commensurately negative impact on the Fund.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective.

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June 30, 2022 (Unaudited)
Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Potential Conflicts of Interest Risk. First Trust, abrdn Inc.(“abrdn”) and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and abrdn currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to abrdn) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and abrdn have a financial incentive to leverage the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust/abrdn Global Opportunity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and abrdn Inc. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2023 at a meeting held on June 12–13, 2022. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 18, 2022 and June 12–13, 2022, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 18, 2022, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 12–13, 2022 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including

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June 30, 2022 (Unaudited)
the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 18, 2022 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 18, 2022 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) not all peer funds employ an advisor/sub-advisor management structure; (iii) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis; and (iv) the Fund invests predominately in foreign assets, which typically cost more to custody than domestic assets, and some of the peer funds have limited foreign allocations. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was above the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2021 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median for the one-, three-, five- and ten-year periods ended December 31, 2021. The Board also noted that the Fund underperformed the blended benchmark index for the one-year period ended December 31, 2021 and outperformed the blended benchmark index for the three-, five- and ten-year periods ended December 31, 2021. The Board noted the Advisor’s discussion of the Fund’s performance at the April 18, 2022 meeting. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2021 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will likely increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2021

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June 30, 2022 (Unaudited)
and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the Sub-Advisor manages the Fund in a similar fashion to other accounts with similar strategies and therefore works to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies, and that the Sub-Advisor expects shareholders of the Fund to continue to experience indirect benefits from economies of scale efficiencies. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund, and noted the Sub-Advisor’s statements that the Sub-Advisor absorbs all research costs directly (i.e., the Sub-Advisor pays for research from its profits and losses), and that the Sub-Advisor does not participate in any soft dollar or commission sharing relationships. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Global Opportunity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 7, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	September 7, 2022

* Print the name and title of each signing officer under his or her signature.